UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 26, 2005

EAST COAST DIVERSIFIED CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-50356

Nevada	55-0840109
(State of Incorporation)	(I.R.S. Employer Identification No.)

2090 Oaktree Road, Suite 15, Edison, NJ	08820
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 635-0444

115 East 57th Street, Suite 1118, New York, NY 10022
(Former name or former address, if changes since last report

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Back to Table of Contents

The Registrant reports in this current report on Form 8-K the appointment of Richard Margulies, Frank Rovito and Aaron Miller Goldstein to the Registrant's board of directors on April 26, 2005. In addition, on April 26, 2005, the Registrant accepted the resignations of Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden as officers and directors of the Registrant. Messrs. Craft, Rubin and Heiden had no disagreement with the Registrant on any matter relating to Registrant's operations, policies or practices.

The letters of resignation are attached hereto as exhibits 17(i), (ii) and (iii).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(b) The following documents are filed as exhibits to this current report on Form 8-K.

Exhibit No.	Description
17(i)	Letter of Resignation of Thomas J. Craft, Jr., filed herewith.
17(ii)	Letter of Resignation of Richard Rubin,. filed herewith.
17(iii)	Letter of Resignation of Ivo Heiden, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ RICHARD MARGULIES Richard Margulies Chief Executive Officer Date: May 3, 2005